Supplement Dated March 31, 2004
                        To Prospectus Dated July 31, 2003

                              Dean Family of Funds

The following information replaces the second paragraph under the heading "Operation of the Funds" found on page 23 of the Prospectus.

     The Funds retain Dean Investment Associates LLC, 2480 Kettering Tower, Dayton, Ohio 45423 to manage the Funds' investments. Dean Investment Associates, which succeeded to the investment management business of C.H. Dean & Associates, Inc. ("C.H. Dean") in a reorganization of C.H. Dean's organizational structure, is an independent investment counsel firm. Dean Investment Associates, together with C.H. Dean, has been advising individual, institutional and corporate clients since 1972. The firm manages approximately $550 million for clients worldwide. Currently, Dean Investment Associates has 36 employees who include five Chartered Financial Analysts (CFA) and two Certified Public Accountants
(CPA).


The following information replaces the fourth and fifth paragraphs under the heading "Operation of the Funds" found on page 23 of the Prospectus.

     Dean Investment Associates' investment professionals are organized into investment management teams dedicated to specific asset classes. Information about the members of the investment management teams that manage the Large Cap Value, Small Cap Value and Balanced Funds is included in the tables below.


Large Cap Value Fund and Balanced Fund

...................................... ............. ..................................................................
Investment Professional               Since         Experience
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Daniel B. Campbell, II                2003          Portfolio Manager with Dean Investment Associates since 2003. In
                                                    2002 he came to Dean
                                                    Investment Associates as a
                                                    member of the Dean
                                                    Investment Associates'
                                                    research team. Prior to 2002
                                                    he served as Director of
                                                    Research and Senior Equity
                                                    Analyst at Palley Needelman
                                                    Asset Management.
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Kelly R. Ko                           2004          Portfolio Manager with Dean Investment Associates since 2004.
                                                    Prior to 2004 he served as
                                                    Director of Research/Senior
                                                    Portfolio Manager at
                                                    Harrington Capital Advisors.
                                                    He has also served as a
                                                    portfolio manager of the
                                                    Cutler Value Fund and with
                                                    Nicholas Applegate Capital
                                                    Management.
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Philip J. Muldoon, III                2003          Senior Equity Analyst with Dean Investment Associates since
                                                    2001. Prior to 2001 he
                                                    served as Managing Director,
                                                    Equity Research at McDonald
                                                    Investments, Inc.
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Paul E. Macuski                       2003          Securities Analyst with Dean Investment Associates since 1999.
                                                    Prior to 1999 he was a
                                                    research analyst with
                                                    Westminster Financial
                                                    Advisory and also worked in
                                                    the operations department of
                                                    Dean Investment Associates.
...................................... ............. ..................................................................


Small Cap Value Fund

...................................... ............. ..................................................................
Investment Professional               Since         Experience
...................................... ............. ..................................................................
...................................... ............. ..................................................................
John Appleby                          2002          Portfolio Manager with Dean Investment Associates since 2002.
                                                    Prior to 2002 he was Senior
                                                    Portfolio Manager for City
                                                    National Investment Advisors
                                                    and Senior Portfolio Manager
                                                    for Palley Needelman Asset
                                                    Management.
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Kelly R. Ko                           2004          Portfolio Manager with Dean Investment Associates since 2004.
                                                    Prior to 2004 he served as
                                                    Director of Research/Senior
                                                    Portfolio Manager at
                                                    Harrington Capital Advisors.
                                                    He has also served as a
                                                    portfolio manager of the
                                                    Cutler Value Fund and with
                                                    Nicholas Applegate Capital
                                                    Management.
...................................... ............. ..................................................................
...................................... ............. ..................................................................
Matthew C. Feldman                    2003          Securities Analyst with Dean Investment Associates since 2002.
                                                    He came to Dean Investment Associates in 2001.
...................................... ............. ..................................................................

The following information replaces the fourth paragraph under the heading
"Calculation of Share Price and Public Offering Price" found on page 24 of the Prospectus.

Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;

(2) securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price;

(3) securities traded in the over-the-counter market, that are not quoted by NASDAQ are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities;

(4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market;

(5) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities; and

(6) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange;
              and (6) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.







   This Supplement and the Prospectus dated July 31, 2003 contain information that you should know before investing in the Funds and should be retained for future reference.







                         Supplement Dated March 31, 2004
           To Statement of Additional Information Dated July 31, 2003

                              Dean Family of Funds

The following information replaces the first chart under the heading "Trustees and Officers" found on page 20 of the Statement of Additional Information.

Independent Trustees
....................... ............... ............... .............................. ................ .............................
....................... ............... ............... .............................. ................ .............................
Name, Address and Age  Position Held   Term of Office  Principal Occupation(s) During   # of Funds in   Other Directorships Held
                       with Trust      and Length of   Past 5 Years                    Complex Trustee       by Trustee
                                        Time Served                                       Oversees
...................... ................ ............... ................................ ............. .............................
...................... ................ ............... ................................ ............. .............................
Sam B. Gould           Trustee           Indefinite    Dean Emeritus of the University        4                  None
School of Business                       Since 1998     of Dayton School of Business
Administration                                                Administration
University of Dayton
300 College Park
Dayton, Ohio 45469
Age: 60
...................... .............. ................. .............................. ............... ..............................
...................... .............. ................. .............................. ............... ..............................
Frank J. Perez          Trustee         Indefinite     President and Chief Executive          4       American Hospital Association;
KMCN                                    Since 1997     Officer of Kettering Adventist                      Premier Health Services
3533 Southern Blvd.                                             HealthCare
Kettering, Ohio 45429
Age: 60
...................... ............... ................. ............................... ............. ..............................
...................... ............... ................. ............................... ............. ..............................
David H. Ponitz          Trustee        Indefinite      President Emeritus of Sinclair        4          Dayton Division Advisory
5556 Viewpoint Dr.                      Since 1997      Community College and Higher                  Board--Unizan Bank; UES Inc.;
Dayton, Ohio 45459                                           Education Consultant                        Cord Fordham Foundation
Age: 72
...................... ............... ................. ................................ ............. .............................
...................... ............... ................. ................................ ............. .............................
Gilbert P. Williamson    Trustee        Indefinite        Director of S.C.O., Inc.             4        Tarantella, Inc., formerly
1700 Patterson Blvd.                    Since 1997         (a software company)                        The Santa Cruise Operations,
Dayton, Ohio 45429                                      Retix, Inc. (a communications                    Inc. (a software company)
Age: 66                                                    company) Roberds, Inc.                      The French Oil Mill Machinery
                                                             (a retail company)                          Company, (a manufacturing
                                                           Citizens Federal Bank                          company of heavy duty


                                                                                                        machinery)
                                                                                                        Fifth-Third
                                                                                                        Bank
                                                                                                        of
                                                                                                        Western
                                                                                                        Ohio,
                                                                                                        formerly
                                                                                                           CitFed Bancorp, Inc.
............................. ................. ................. ................................... ................. .............





Officers
............................ ............................. ............................ .............................................
............................ ............................. ............................ .............................................
Name, Address and Age        Position(s) Held with Trust  Term of Office and Length of  Principal Occupation(s) During Past 5 Years
                                                                     Time Served
............................. ............................ ............................ .............................................
............................. ............................ ............................ .............................................
Stephen M. Miller                     President                       One Year         President and Chief Operating Officer of C.H.
C.H. Dean & Associates, Inc.                                          Since 2000       Dean & Associates, Inc. and President of 2480
2480 Kettering Tower                                                                   Securities LLC. Mr. Miller joined C.H. Dean
Dayton, Ohio 45423-2480                                                                & Associates in 1992 and has held various
Age: 48                                                                                positions with C.H. Dean & Associates, Inc.
                                                                                       and 2480 Securities LLC.
............................. ............................. ........................... .............................................
............................. ............................. ........................... .............................................
Debra E. Rindler                Secretary and Treasurer                One Year         Vice President, Chief Financial Officer and
C.H. Dean & Associates, Inc.                                          Since 2001        Director of Finance and Administration of
2480 Kettering Tower                                                                    C.H. Dean & Associates, Inc. and Secretary
Dayton, Ohio 45423-2480                                                                 and Treasurer of 2480 Securities LLC.
Age: 38                                                                                 Ms. Rindler joined C.H. Dean & Associates in
                                                                                        1993 and has held various positions with
                                                                                        C.H. Dean & Associates, Inc.
.............................. ............................. .......................... .............................................
.............................. ............................. .......................... .............................................
Freddie Jacobs                    Assistant Treasurer                 One Year         Vice President Fund Administration of
Unified Funds Services, Inc.                                         Since 2004        Unified Fund Services, Inc. since 2003.
431 North Pennsylvania Street                                                          Prior to 2003, Mr. Jacobs was Assistant Vice
Indianapolis, Indiana 46206                                                            President of U.S. Bancorp Fund Services, LLC.
Age: 33
.............................. .............................. .......................... ............................................
.............................. .............................. .......................... ............................................
Heather Barnes                     Assistant Secretary                 One Year         Fund Administration Supervisor of Unified
Unified Funds Services, Inc.                                          Since 2004        Fund Services, Inc. (2004 to present and
431 North Pennsylvania Street                                                           1999 to 2001).
Indianapolis, Indiana 46206                                                             Regional Administrative Assistant of The
Age: 28                                                                                 Standard Register Company (2003 to 2004).
.............................. ................................... ................................. ................................

                         Supplement Dated March 31, 2004
           To Statement of Additional Information Dated July 31, 2003

                              Dean Family of Funds

The following information replaces Appendix B of the Statement of Additional Information.

Responsible Investment


Guidelines and procedures























A Mellon Financial Company SM
                                                                          NEWTON
                                                              The Power of Ideas

                               Inside front cover















"The country's economy depends on the drive and efficiency of its companies. Thus the effectiveness with which their boards discharge their responsibilities determines Britain's competitive position. They must be free to drive their companies forward, but exercise that freedom within a framework of effective accountability." The Cadbury Report

                                    Contents




                                  Protecting value                            2


                                  Acting responsibly                      2 & 3


                                  Principal guidelines                    4 - 6


                                  Interaction                             7 & 8


                                  Socially Responsibility Investment          9


                                  Voting policy and procedure           10 & 11


                                  Appendices                            12 - 16

2
                                                         Responsible Investment
--------------------------------------------------------------------------------
Protecting value




Newton is committed to performance. This is achieved through investment expertise in stock selection and portfolio construction. Intrinsic to the understanding of the potential of an investment is an appreciation of the quality of the company's management structure, the appropriateness of its internal controls and the assurance that social, environmental and ethical matters are managed to the benefit of long-term shareholder value.

Having undertaken the investment, we must also continue to protect and enhance the value of our clients' holdings.

In formulating a policy, we must take into account our responsibilities towards our clients, in terms of investment and performance, as well as our position as agents on behalf of these clients.


Acting responsibly


Participating in the development of good standards in responsible investment

The field of responsible investment includes corporate governance, shareholder activism and social, environmental and ethical (SEE) considerations.

Responsible investment is not a science. Standards change and develop. This reflects both circumstance and views on the most appropriate or effective means of ensuring that managements act in the best interests of shareholders. Adopting a prescriptive or "box ticking" approach towards responsible investment is generally inappropriate. Our clients are not best served by ensuring that the letter of a code is met, while the substance or spirit is ignored or misunderstood.

Newton believes it is important to be involved in the debate over the development of good standards in responsible investment and to understand, as fully as possible, the issues or problems faced.

3
                                                          Responsible Investment

--------------------------------------------------------------------------------



Corporate Governance Forum - Newton is active in the Corporate Governance Forum, a group of major institutional shareholders, which meets regularly to discuss matters of corporate governance. Through these meetings and the Forum's involvement with other interested parties, the members of the Forum can share in a wide understanding of the issues involved in good corporate governance.

PPG - The Performance Pay Group was formed out of the Corporate Governance Forum. The Group concentrates on achieving agreement amongst the participants on standards of best practice in remuneration, as well as discussing specified remuneration issues.

IMA - Newton is a member of the Investment Management Association and is represented on the asset management committee of the IMA. As a representative of the IMA, Newton was involved in the creation of the Institutional Shareholders' Committee's statement of principles. `The Responsibilities of Institutional Shareholders and Agents'.

International Corporate Governance Network - Newton is a member of the ICGN. This body brings together corporate governance professionals from around the world by providing a forum for discussion of recent developments and initiatives in corporate governance internationally.

NAPF - Newton is also a member of the National Association of Pension Funds. The NAPF is active in the development of good corporate governance and provides guidance on best practice to the fund management industry.

ABI Voting Issues Service - Newton subscribes to the Association of British Insurers Voting Issues Service. This service covers 700 predominantly larger UK companies. Voting Issues Reports are prepared by the ABI on the resolutions at UK company meetings. Voting Issues Reports review all of the voting resolutions and comments on aspects that could be considered "contentious" or which merit special attention. "Contentious" issues are usually those where the proposed resolution breaches some generally accepted guidance or standard of "best practice", such as the Combined Code on Corporate Governance or guidelines published by the investor protection agencies (ABI, NAPF, IMA etc).

ISS - For companies outside the UK, Newton subscribes to Institutional Shareholder Services, an US based global proxy advisory service.

RIN - The Responsible Investors' Network brings together institutions interested in social, environmental and ethical matters. Apart from discussion, the group has been involved in initiatives such as the Carbon Disclosure Project.

Dialogue - Regular meetings with the managements of current or potential investments are invaluable in ensuring that the requirements of both a management and its shareholders are understood and aligned. In addition to regular "one-to-one" meetings on company performance, Newton will meet managements to discuss specific governance and SEE matters, as is required.

4                                                         Responsible Investment
--------------------------------------------------------------------------------

Principal guidelines

The corporate governance guidelines used by Newton in the UK are those outlined in the Combined Code on Corporate Governance, by the wider comments in the Cadbury, Greenbury, Hampel, Higgs and Smith reports that underpin the Combined Code and by the guidelines published by the ABI, IMA and NAPF. These may be modified, in exceptional circumstances, to safeguard the best interests of our clients. In such situations, further advice or clarification is likely to be sought from the company involved or from other professional bodies, such as the ABI.

The board - It is important that the board has an effective structure, access to adequate training, undertakes suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and has planned succession. There should be a balance between executive and non-executive directors (NEDs). The board should be supplied with all necessary information in a timely manner. It should undertake its own yearly evaluation. The board should review, at least annually, the effectiveness of the company's internal controls.

Terms of election - Newton agrees with the Combined Code recommendation that all board directors should submit themselves for re-election by rotation. This should occur at least once every three years. We would, however, expect directors over the age of 70 to seek re-election annually.

Chairman/chief executive - Newton agrees that it is in the best interests of shareholders for these roles to be separate. The division of chairman and chief executive should "ensure a balance of power and authority, such that no one individual has unfettered powers of decision". Newton, generally, is opposed to a chief executive becoming the chairman of the same company.

Non-executive directors - NEDs play a vital role of counsel and oversight of executive management, safeguarding the interests of shareholders. The board should include at least three independent non-executive directors (two in the case of smaller companies) and these independent directors should form a majority within the NEDs.

The main factors to take into account when reviewing the independence of a NED are highlighted in the Combined Code. In particular, Newton looks unfavourably on NEDs receiving share options, participating in performance related pay schemes or having links with the company's advisors.

A senior independent director should act as a conduit between the NEDs and the shareholders and should ensure that the views of the independent NEDs play a prominent role in the deliberations of the board.

The number of non-executive positions an individual may hold with different companies cannot be prescribed. However, it is important that the director is able to give sufficient or generous attention to each position held, especially at times of corporate turbulence.

For NEDs, the overall length of service should be judged against the requirement for independence and, in some cases, the desirability of a regular introduction of fresh experience and judgment.

Board committees - It is important that there is a transparent and rigorous process for appointing directors. This should be the responsibility of the nomination committee. A majority of the members of the committee should be independent NEDs.

5                                                         Responsible Investment
--------------------------------------------------------------------------------



An audit committee should also be established to review financial controls and reporting, and relationships with the external auditors. This committee should consist only of independent NEDs.

Similarly, a remuneration committee should take responsibility for setting the remuneration of all executive directors and the chairman. This committee should also consist only on independent NEDs.

Remuneration - Levels of remuneration should be appropriate to attract and retain suitable staff. A significant proportion of this reward should be linked to both corporate and individual performance.

Options and LTIPs - Newton is in agreement with the statements made in both the Cadbury and Greenbury Reports with regard to directors' share options. Both reports accepted that such schemes can play an important role in aligning director and shareholder interest and in providing long term incentives for directors. The drawbacks of the traditional form of these schemes is, however, also highlighted by Greenbury. The benefit received by the director may have more to do with exercise price discounts, price inflation and stock market movement than any particular effort by the director on behalf of the shareholders. In addition, the need to sell shares, in order to finance the exercise of the options, has rarely led to directors being able to build substantial holdings in the companies they manage. Such a development, where directors retained meaningful holdings, would help to ensure a commonality of interest between directors and shareholders.

We are strongly opposed to the granting of share options at a discount to the market price and to the re-granting of surrendered options at a lower price.

The Greenbury Report suggested that the replacement of share option schemes with Long Term Incentive Plans (LTIPs) could be as effective, or more so, in linking management rewards to performance. Unfortunately, such schemes tend to be complex both to understand and evaluate, while some rely on performance criteria which appear far from challenging. Newton favours clear schemes which disclose realistic "hurdle rates" and which reward good performance, at least above median, as against a relevant peer group.

Newton is a member of the Performance Pay Group, an informal group of institutional shareholders, which has drawn up a code of principles for Long Term Incentive Plans. Newton broadly subscribes to these principles which are shown in Appendix I.

Contracts - On length of executives' service contracts, Newton is in general agreement with the Greenbury Report on the desirability of reducing the standard length of service contracts. Newton also believes that Greenbury is correct to identify the need for flexibility. However, notice periods of no more than a year are desirable.

Terminations - In cases of early termination, there should be an intention not to reward for poor performance. Should the contract contain compensation commitments, these should be no more than one year's remuneration, while a robust approach to mitigating losses might suggest that they should be considerably less than this period.


6                                                        Responsible Investment
--------------------------------------------------------------------------------

Alterations - Newton would hope that any major alterations to a company's remuneration structure would be the subject of a separate and binding resolution at a General Meeting. The remuneration report, which is merely advisory, is not an appropriate vehicle for communicating major changes in remuneration to the shareholders.

Auditors - The independence of auditors plays a crucial role in protecting shareholders. Remuneration of auditors for non-audit services should be, as required by the Combined Code, kept under review by the audit committee. Best practice requires that non-audit fees be disclosed within auditors' remuneration in the annual report and accounts. Where non-audit fees appear excessive, Newton will seek clarification or justification from the company.

AGMs - Information on proxy votes should be made publicly available, including the level of proxies for, against or abstentions on each resolution. The proxy voting process remains complex and fraught with difficulties. Electronic proxy voting is unlikely, by itself, to prove a solution to the problems. A voting register date, assuming no trading restrictions, would solve the problem of the high number of proxy instructions invalidated by movements in holdings.

7                                                         Responsible Investment
--------------------------------------------------------------------------------

Interaction


Activism - The Myners' Review suggested that all pension fund trustees should incorporate the principle of the US Department of Labor Interpretive Bulletin on activism into fund management mandates. This bulletin highlights the responsibility to vote proxies on issues that may affect the value of a plan's investment. In addition, it suggests that activism, in areas such as mergers and acquisitions, compensation and training, is appropriate where there is a reasonable expectation that such activity will lead to enhancement of the value of the plan. This recommendation in the Myners' Review was supported in the government's response of October 2001. It was also indicated that, in due course, the principle would be more clearly incorporated into UK law.

Institutional Shareholders' Committee - In October 2002, a Statement of Principles, with regard to shareholder activism, was issued by the Institutional Shareholders' Committee (ISC). The ISC included representatives from the Association of British Insurers (ABI), the Association of Investment Trust Companies (its), the National Association of Pension Funds (NAPF), and the Investment Management Association (IMA).

The statement from the ISC highlighted various requirements of institutional shareholders and agents. The should have -

o a clear statement of their policy on activism and how the responsibilities assumed will be discharged;

o a clearly communicable process for monitoring the performance of investee companies;

o an ability to set out the circumstance where they will actively intervene;

o        a method of assessing the effectiveness of their activism; and

o a reporting method for clients detailing how responsibilities in this area are being discharged.

Newton's response - Newton is an active fund manager with a focus on high performance mandates. Its investment process is rooted in stock selection aligned with a global thematic backdrop. Fundamental research on stocks is crucial to the investment process, as are regular meetings with company representatives. In addition, Newton has global proxy voting procedures and pursues actively contentious issues in this area. In-house expertise is provided by Newton's global research department, regional specialists and corporate governance officer.

Newton's aim is to find companies which have an ability to invest for growth, have strong managements, a sustainable strategy and financial viability.

Monitoring - The monitoring of investee companies is principally undertaken by our research analysts. These analysts come from a variety of backgrounds, including industry, consultancy and stockbroking, and have, on average, relevant experience of 11 years. A bespoke intranet-based research database maintains financial rations and forecasts on key holdings, whilst also capturing analysts' comments on these stocks. A log of meetings with the managements of companies, both internal and external, is maintained, as is a log of meeting notes. Over the last twelve months, Newton has met with 701 companies internally and a further 325 companies externally. Dialogue with companies is essential to our stock selection process and meetings with companies generally concentrate on areas such as the appropriateness or viability of a strategy, product positioning and management structure.

8                                                         Responsible Investment
--------------------------------------------------------------------------------

Escalation - Despite a commitment to investing in well positioned companies, the process of monitoring, voting and dialogue will occasionally highlight areas of concern. Assuming that it is not in the best interests of our clients to dispose of the stock, our initial response would be to approach the company, its executive or non-executive directors as appropriate, or occasionally, its advisors. Assuming there is no resolution of our concerns, further meetings with the company or its advisors would be organised. We might also seek additional support from other investors. As a last resort, the tabling of resolutions at a General Meeting would be considered.

Circumstances of intervention - The wide range of circumstances surrounding the decision to intervene is highlighted by the log of engagement available to our clients. Concerns over remuneration packages re a regular feature in the log, as are board structure and management succession. Other situations include loss of confidence in a management, in its strategy or veracity. Acquisitions or disposals may also be an area for discussion, as are concerns over the quality of internal controls.

Voting - Newton aims to exercise all proxy voting rights in the UK and, where practicable, outside of the UK. Our voting procedures take note of investee companies' compliance with the core standards of the Combined Code and other guidelines outlined in this document. On any potential conflicts of interest, the advice of the voting services used is followed. A log of all votes cast is maintained and is available to clients.

Assessment of activism - Activism must be about the maintenance or enhancement of value for our clients. In its more mundane aspects, such as the exercise of voting rights on non-contentious issues, its value may be difficult to assess. It may, however, express support for a management and its strategy, backing for a structure which protects shareholders rights, or approbation of a report which maintains or enhances good standards of behaviour.

In the escalation of activism, the benefits may become more tangible. In arguing or voting against an inappropriate remuneration package, the immediate benefits to the company, its profit & loss account and shareholders may not be material in themselves. Cumulatively, however, failure to control this area is likely to have a serious impact on management cultures and lead to escalating industry costs.

The most tangible areas of benefit from activism are likely to be in those situations where there is concern over strategy, an acquisition, the financial positioning of the company, the failure to tackle management problems or the like. In these situations, the decision to intervene, if selling the stock is not appropriate, is likely to be driven by a concern over the potential loss of value to our clients should the issue not be resolved. In these situations, calculation of value is likely to be similar to that undertaken for any other investment decisions. However, like most investment decisions, the calculation of cost saving or value enhancement is likely to be, at least in part, subjective.

In our log of engagement, we have attempted, for certain situations, to place a value on the benefits of engagement. These values are subjective and are relative to the value identified by Newton at the time of investment.

9                                                         Responsible Investment
--------------------------------------------------------------------------------

Reporting on activism - A log of proxy voting and a log of engagement is available to clients, on request.

10                                                        Responsible Investment
--------------------------------------------------------------------------------


Socially Responsible Investment

11                                                        Responsible Investment
--------------------------------------------------------------------------------


The Pensions Act 1995 requires pension fund trustees to prepare a Statement of Investment Principles (SIP). This statement should cover the nature of, and balance between, different kinds of investments to be held, attitude to risk, expected return and realisation of investments.

The Occupational Pension Schemes Amendments Regulations 1999 require trustees, additionally, to disclose in their Statement of Investment Principles the extent to which "social, environmental or ethical considerations are taken into account in the selection, retention and realisation of investments".

Charities are also required, under the Trustees Act 2000, to have an investment policy statement. This may include an ethically or socially responsible investment policy in line with the charitable objectives of the organisation.

Newton aims to optimise performance returns for its clients through investment in well managed companies. In Newton's view, responsibly managed companies are best placed to achieve sustainable competitive advantage and provide superior long-term investment opportunities.

Companies should ensure that internal practices and procedures observe all legal requirements and conform to best practice. This should help to protect the company and its shareholders from harmful publicity. In research to companies, through corporate governance considerations and during meetings with managements, Newton is, as appropriate, mindful of practices and procedures in respect of social, ethical and environmental matters.

Active involvement - Newton chaired the Socially Responsible Investment Forum. This group, which included institutional shareholders, companies and consultants, drafted guidelines for reporting on social, environmental and ethical matters. These guidelines were adopted by the ABI and are shown in Appendix II. The SRI Forum was succeeded by the Responsible Investors' Network
(RIN). Newton was a founder member of this group. RIN has been involved in initiatives such as the Carbon Disclosure Project and transparency of payments to foreign governments by the extractive industries.

Social, environmental and ethical considerations are also taken into account when undertaking fundamental analysis. Our research analysts have access to the ABI's reports on company SEE statements and to the SEE company reports prepared by EIRIS. This combination of fundamental analysis complemented by acknowledgement of the importance of SEE considerations is a powerful tool in the selection of stocks with sustainable advantage.











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Voting policy and procedure

Voting - The level of institutional voting has received considerable attention being highlighted in the Myners' Review and also attracting considerable interest from the Government and other interested parties. Newton believes that this is important that institutions, as agents for their clients, participate in company meetings through the exercise of voting rights.

Voting in favour of a resolution expresses support for a management entrusted with creating value for our clients. Voting against an issue is the ultimate sanction of the shareholder or agent, short of selling the holding. However, the latter is not necessarily the most constructive method of exercising a role within good responsible investment. Newton rarely registers abstentions. These can give a confusing message to management.

Newton's Voting Policy and Procedures have been formulated by Directors of Newton Investment Management. The operation of the Policy and Procedures is overseen by the Corporate Governance Officer and by a Client Services manager, who reports to the Chief Investment Officer.

Implementation of the Voting Policy and Procedures involves two main groups within Newton, the Corporate Actions team and the Research Analysts.

Corporate Actions team - All voting resolutions are screened first by the Corporate Actions team.

All overseas resolutions are referred to the appropriate research analyst. The intention overseas is to exercise voting rights on all resolutions. However, this is subject to various constraints. For instance, in countries where share blocking is practised, voting will only be undertaken when the resolution is not in the shareholders' best interests and where restricting the ability to trade in the shares will not raise the danger of affecting adversely the value of our clients' portfolios.

For the UK, the Corporate Actions team determines which resolutions need to be referred to the research analysts. All EGM resolutions and contentious issues identified by the ABI Voting Issues Service are referred automatically to the research analysts.

Newton also maintains a "Refer List". The Refer List covers companies where our clients' combined holdings represent a significant proportion of the voting rights. All voting resolutions involving these companies are referred to the appropriate analyst.

The Corporate Actions team deals with all other UK resolutions (non-contentious and non-Refer List) directly. In the case of UK companies covered by the ABI Voting Issues Service, where the resolution does not need to be referred to the analyst, Newton will vote in favour on behalf of its clients.


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Research analysts - The research analysts, aides by the Corporate Governance
Officer, review all resolutions referred to them by the Corporate Actions team. The analysts take into account all relevant factors, including the level of Newton clients' combined holdings and any public attention the issue has received. Where appropriate, companies or other interested parties will be approached for further detail. Our standard policy is to vote against all issues regarded as contentious by the ABI or ISS., or which breach our own guidelines. The action of voting against a resolution is, however, only likely to occur after a period of discussion between the company or its advisors, and Newton or its advisory services. Votes against a resolution are ratified by a senior research analyst, or the Chief Investment Officer, and acknowledged by the Head of Institutional Segregated Client Services.

Log - A detailed log of all voting by Newton, on behalf of its clients, is maintained.


Ian Burger -
Corporate Governance Officer


James Lowen -
Director of NIM, Research Analyst


Campbell Watterson -
Director of NIM, Leader Investment Process



















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Appendix I


Principles and Practice for Long-term Incentive Schemes



Communication

i) A company's remuneration committee should consult its shareholders before proposing any new long-term incentive scheme.
ii) Any substantive amendments to a long-term incentive scheme should be disclosed in a company's report and accounts.


Individual limits

i) All long-term incentive schemes should have a maximum annual limit on individual participation, where the face value of shares or cash committed is expressed as a multiple of basic salary.
ii) Where the annual limit on individual participation is a plan issuing free shares (LTIP) exceeds 100% salary, this should be justified and supported by evidence as to its necessity.
iii) The portion of any LTIP awards in excess of 100% salary should be subject to more demanding performance conditions.
iv) Where the annual limit on individual participation in an executive share option scheme (ESOS) exceeds 200% salary, this should be justified and supported by evidence as to its necessity.
v) The portion of any ESOS grants in excess of 100% salary should be subject to more demanding performance conditions.


Dilution limits

i) Shares issued and commitments to issue new shares under all employee share schemes should not exceed an amount equivalent to 10% of the issued ordinary share capital of the company in any rolling 10-year period.
ii) Shares issued and commitments to issue shares under any discretionary or executive scheme should not exceed an amount equivalent to 5% of the issued ordinary share capital of the company in any rolling 10-year period unless such excess is subject to more demanding performance conditions.

Phasing of awards

i) Grants of share options and conditional awards under long term incentive schemes should be phased over time. This should remove any need for the re-pricing of share options.
ii) Where possible, long term incentive schemes should employ staggered vesting of awards beyond three years.




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Performance conditions

i) The exercise of share options or vesting of LTIP awards should be subject to the achievement of challenging levels of performance, which are appropriate to the company.
ii) The performance criteria targets for any proposed scheme should be disclosed. iii) Any subsequent variation in performance criteria or targets should be clearly highlighted in the remuneration committee's report.
iv) Any variation in performance criteria or targets, which increases the likelihood of awards vesting, should be approved by shareholders in advance.
v) For all LTIP awards and where the size of option grants exceeds 100% of basic salary per annum, performance conditions should be structured as sliding scales.

          a) For LTIPs, where relative total shareholder return (TSR) is used as a performance measure, the full award should be payable a top decile and no awards should vest for below-median performance. Where earnings per share (EPS) growth targets or other measures are used, these should be no less demanding than the TSR vesting schedule outlined above.

          b) Share options should not be exercisable for below average EPS growth or below median TSR performance. For option grants above 100% of basic salary, performance conditions should be structured using a sliding scale with higher option grants conditional on progressively more demanding performance targets. Where measures other than EPS or TSR are used, these should be no less demanding than the TSR vesting schedule outlined in a).

vi) The period over which performance is measured should be at least three years.
vii) Re-testing of performance criteria should only occur under exceptional circumstances. Such re-testing should be limited in nature and justified with evidence as to its necessity.
viii) The performance conditions required for the exercise of share options or vesting of LTIP awards under existing schemes should be disclosed in the annual report. Such disclosure should include the performance conditions for grants of share options that have become available for exercise during the past year, whether or not these have been exercised.

One-off grants

i) Exceptionally, where it is deemed necessary to have a facility for granting one-off awards in excess of the annual limit, the circumstances under which they may be granted should be defined.

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ii)      The granting of any such one-off award should be disclosed and justified with evidence as to its necessity in the company's next annual report.

Appendix II

Association of British Insurers
Disclosure guidelines on Social Responsibility

1.       Background and introduction
Public interest in corporate social responsibility has grown to the point where it seems helpful for institutional shareholders to set out basic disclosure principles, which will guide them in seeking to engage with companies in which they invest.

In drawing up guidelines for this purpose they are mindful of statements made at multilateral level through the Guidelines for Multinational Corporations published in 2000 by the Organisation for Economic Cooperation and Development, as well as by the European Union and UK Government. These, coupled with legal disclosure obligations on UK pension funds and local authority investments, point to clear responsibilities both for companies and for institutions that invest in them.

Institutional shareholders are also anxious to avoid unnecessary prescription or the imposition of costly burdens, which can unnecessarily restrict the ability of companies to generate returns. Indeed, by focusing on the need to identify and manage risks to the short and long-term value of the business from social, environmental and ethical matters, the guidelines highlight an opportunity to enhance value through appropriate response to these risks.

It is not the intention of these guidelines to set a limit on the amount of information companies should provide on their response to social, environmental and ethical matters. Some shareholders with specific ethical investment objectives may seek more specific information. Some companies may choose to make additional information in order to enhance their appeal to investors.

2. The Disclosure Guidelines
The guidelines take the form of disclosures, which institutions would expect to see included in the annual report of listed companies. Specifically they refer to disclosures relating to Board responsibilities and to policies, procedures and verification.

With regard to the board, the company should state in its annual report whether:
1.1 The Board takes regular account of the significance of social, environmental and ethical (SEE) matters to the business of the company.
1.2 The Board has identified and assessed the significant risks to the company's short and long term value arising from SEE matters, as well as the opportunities to enhance value that may arise from an appropriate response.
1.3 The Board has received adequate information to make this assessment and that account is taken of SEE matters in the training of directors.
1.4 The Board has ensured that the company has in place effective systems for managing significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

With regard to policies, procedures and verification, the annual report should:
2.1 Include information on SEE-related risks and opportunities that may significantly affect the company's short and long term value, and how they might impact on the business.
2.2 Describe the company's policies and procedures for managing risks to short and long term value arising from SEE matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.
2.3 Include information about the extent to which the company has complied with its policies and procedures for managing risks arising from SEE matters.
2.4 Describe the procedures for verification of SEE disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

Towards best practice
Institutional shareholders consider that adherence to the principles outlined above will help companies to develop appropriate policies on corporate social responsibility. The principles should also provide a constructive basis for engagement between companies and their shareholders. Over time this will allow both parties jointly to develop a clear joint understanding of best practice in the handling of social environmental and ethical matters which will help preserve and enhance value. It is the intention of the ABI to continue regular contact with companies and stakeholders with a view to refining the concept of best practice.

Current understanding of best practice leads to the following conclusions and indications as to how the guidelines should operate: 1. The guidelines are intended to apply to all companies, including small and medium companies.Shareholders recognise both that it may take time for smaller companies to put the appropriate procedures in place, and that even larger companies may not be in an immediate position to comply fully with the principles set out in the guidelines. In the first instance, though, and while the guidelines are still new, they would welcome a statement of intent to comply in the annual report.
2. The cost of managing risks should be proportionate to their significance. Ideally, procedures should be integrated into existing management structures and systems.
3. Statements relating to the guidelines should be made in the annual report, and not separately as part of the summary accounts or on a web site dedicated to social responsibility. In view of the close philosophical linkage between theses guidelines and Turnbull reporting, it would make sense to include a brief statement in the Internal Control section of the annual report, although this would not preclude a cross reference to other parts of the report where more detailed disclosure of the type of risks involved and systems for managing those risks may also fit with other content.
4. With regard to the implementation, shareholders are anxious to leave leeway for companies to establish their own systems best suited to their business. However, they believe that, with regard to clause 1.1, best practice would require the full Board to consider the issues on a regular basis, although some on-going detailed work might be delegated to a committee.
5. Examples of initiatives for reducing and managing risks (see 1.4 and 2.2) include regular contact with stakeholders and mechanisms to ensure that appropriate standards are maintained in the supply chain. Evidence of such

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     initiatives would be viewed positively by shareholders.
6. Independent external verification of SEE disclosures would be regarded by shareholders as a highly significant advantage. Credible verification may also be achieved by other means, including internal audit. It would assist shareholders in their assessment of SEE policies if the reason for choosing a particular method of verification were explained in the annual report.

Appendix 1
Questions on social, environmental and ethical matters In assessing compliance, investors are likely to seek from the annual report answers to the following questions:

1. Has the company made any reference to social, environmental and ethical matters? If so, does the board take these regularly into account?
2. Has the company identified and assessed significant risks and opportunities affecting its short and long term value arising from its handling of SEE matters?
3. Does the company state that it has adequate information for identification and assessment?
4.   Are systems in place to manage the SEE risks?
5. Are any remuneration incentives relating to the handling of SEE risks included in risk management systems?
6.   Does Directors' training include SEE matters?
7. Does the company disclose significant short and long term risks and opportunities arising from SEE issues? IF so, how many different risks/opportunities are identified?
8. Are policies for managing risks to the company's value described? 9. Are procedures for managing risk described? If not, are reasons for non-disclosure given?
10. Does the Company report on the extent of its compliance with its policies and procedures?
11.  Are verification procedures described?

Appendix 2
Questions for investment trusts

1. Is the voting policy of the trust publicly available? 2. Does the voting policy make reference to SEE matters?
3. Is the manager encouraged actively to engage with companies to promote better SEE practice?


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                                Inside back cover























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12387 11/03
--------------------------------------------------------------------------------

This report has been issued and approved by Newton Investment Management Limited which is authorised and regulated by the Financial Services Authority. Investors should be aware that past performance is not a guide to future performance and that the value of investments and the income derived from them can go down as well as up. Investors may not et back the full amount invested.










































Newton Investment Management Limited
71 Queen Victoria Street, London EC4V 4DR
Tel: 020 7332 9000
Fax: 020 7332 9033
e mail:  institutional@newton.co.uk
web:  www.newton.co.uk

Registered office:  71 Queen Victoria Street, London Ec4V 4DR.
Registered in England No. 1371973.
Authorised and regulated by the Financial services Authority.

A Mellon Financial Company SM


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